LIBERTY METALS & MINING LOAN FACILITY	12 Months Ended
Aug. 31, 2019
Liberty Metals And Mining Loan Facility [Abstract]
LIBERTY METALS & MINING LOAN FACILITY [Text Block]

8. LIBERTY METALS & MINING LOAN FACILITY

On November 20, 2015, the Company drew down a $40 million loan facility (the "LMM Facility") pursuant to a credit agreement (the "LMM Credit Agreement") entered into on November 2, 2015 with a significant shareholder, Liberty Metals & Mining Holdings, LLC ("LMM"), a subsidiary of Liberty Mutual Insurance.  The LMM Facility bears interest at LIBOR plus 9.5%.  LMM held the first lien position on (i) the shares of PTM (RSA) held by the Company and (ii) all current and future assets of the Company.  Pursuant to the LMM Credit Agreement the Company also entered into a life of mine Production Payment Agreement ("PPA") with LMM.

During fiscal 2018 the Company made payments to Liberty totalling $23.1 million.  These payments first settled the production payment termination accrual of $15 million.  The remaining $8.1 million was then applied against the loan and accrued interest owing.

On January 11, 2019 the Company repaid a further $8.0 million to Liberty from the proceeds of sale of its RBPlats shares, (see Note 4 for further details).  On August 21, 2019 the $43.0 million outstanding balance of the LMM Facility was repaid in full.  A portion of the repayment was funded by Liberty's August 21, 2019 subscription in a private placement for 7,575,758 shares at US$1.32 for total proceeds of $10 million.

Brokerage Fees Payable

There were certain deferred brokerage fees related to the Maseve Sale Transaction and the Implats Transaction that became payable as soon as practicable after the Company repaid the LMM Facility. The outstanding amount payable of $2,775 has been reclassified to current liabilities subsequent to the repayment of the LMM Facility on August 21, 2019.

Effect of IFRS 9 on the LMM Facility

The LLM Credit Agreement had multiple amendments.  Under IAS 39, when an entity makes an amendment it must decide whether the modification was significant enough to constitute an extinguishment.  If the modification was considered an extinguishment of the initial debt, the new modified debt is recorded at fair value and a gain/loss recognized in income for the difference between the carrying amount of the 'old' debt and the 'new' debt.  This extinguishment accounting remains the same under IFRS 9.

However, accounting under the newly adopted IFRS 9 differs where the change was not significant enough to be an extinguishment.  Under IAS 39, modifications would not lead to an immediate income change because the entity would typically discount the cash flows of the modified debt at a revised effective interest rate.  However, under IFRS 9, the cash flows under the modified debt should be rediscounted at the original effective interest rate.  This leads to an immediate income charge on the date of the modification.

Effective September 1, 2018 the Company adopted IFRS 9 which was applied to the LMM Facility retrospectively without restating prior periods. The implementation of IFRS 9 resulted in an increase in the carrying value of $5.8 million with a corresponding decrease in deficit also being recognized.